UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 21, 2011

(Date of earliest event reported)

Corning Natural Gas Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	16-0397420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 21, 2011, Corning Natural Gas Corporation (the "Company") set April 1, 2011, as the record date for a one for two stock dividend (the "Stock Dividend") on its outstanding common stock, par value of $5.00, and the distribution date as April　20, 2011. On April 20, 2011, the Company will pay to each shareholder of record as of the close of business on April 1, 2011, one share of common stock for each two shares held by such holder on April 1, 2011.

As previously disclosed, on December 14, 2010, the Company's Board of Directors authorized Company management to seek the approval of the New York Public Service Commission ("NYPSC") for the issuance and distribution of the Stock Dividend. On March 17, 2011, the NYPSC issued an order authorizing the Company to issue and distribute the Stock Dividend.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release for stock dividend for Corning Natural Gas Corporation, dated
March 24, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Corporation

By: /s/ Michael I. German

President and Chief Executive Officer

Dated: March 24, 2011